Exhibit 99.1
News
For Release: 1:45 p.m. ET
February 3, 2009
GM Reports 129,227 Deliveries in January
•	New products and GMAC financing help stabilize retail share above 21 percent for the second consecutive month

•	Cars and crossovers were 65 percent of GM retail vehicles sold

•	“Presidents Day Sale” begins with 0 percent APR or bonus cash offers on select vehicles for qualified buyers
DETROIT – Driven by an 80 percent reduction in fleet sales, General Motors dealers in the United States delivered 129,227 vehicles in January, down 49 percent compared with a year ago. Retail sales were off 38 percent, but retail market share held steady compared with December. GM’s retail share performance was assisted by reduced-rate APR financing capacity through GMAC and a GM loyalty cash offer. GM January total car sales of 43,943 were off 58 percent and total truck sales (including crossovers) of 85,284 were down 42 percent compared with a year ago. Additionally, retail sales for GM cars and crossovers combined were about 65 percent of sales mix in the month.
“We’re attacking this unprecedented market as aggressively as possible, while offering more vehicles than ever that provide great value and that Americans enjoy owning,” said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. “Our retail market share is a bright spot, holding steady above 21 percent for the second month in a row. That’s a full point above the trailing 12-month average. It’s important to realize that we accomplished this retail performance as the overall market ran about 6 million vehicles behind where it was last January (on a seasonally-adjusted annual rate) and every manufacturer was deeply impacted.”
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The newly-launched Chevrolet Traverse crossover continues to gain traction in the market place with total sales of more than 5,200 vehicles. Chevrolet’s crossovers, HHR, Equinox and Traverse had 11,666 retail sales, a 10 percent increase compared with last year. The strength of Traverse’s launch helped push retail sales of all GM crossovers to 20 percent of all retail vehicles sold by the automaker in January, up about 3 percentage points from a year ago.
“It is important for America to realize that in cars and crossovers, Chevy is fully competitive with Toyota and Honda and continues to gain strength. The Malibu is performing well and the Traverse is building momentum,” LaNeve added. “We’re doing our part to get vehicle sales moving again. For example, GMAC is providing more reduced-rate APR financing capacity with the Presidents Day Sale, and we’re offering bonus cash on select models. Additionally, our national roll-out of the credit union ‘Invest in America’ program offers supplier pricing and available credit union financing for millions of members.”
A total of 923 GM hybrid vehicles were delivered in the month, illustrating the wide range of hybrid product offerings available. GM offers the Chevrolet Tahoe, GMC Yukon and Cadillac Escalade 2-mode hybrid SUVs, the Chevrolet Malibu and Saturn Aura mid-size sedan, and Saturn Vue compact crossover hybrids.
GM has announced reductions in first quarter production to adjust inventories for marketplace demand. This strategic move helped reduce inventories and related costs for GM and its dealers during this historic downturn, but the lack of production also meant that fleet vehicles, which typically are built to order, have been delayed. GM’s fleet sales of just over 13,000 vehicles in January were at their lowest levels since 1975.
GM inventories dropped compared with a year ago. At the end of January, only about 801,000 vehicles were in stock, down about 103,000 vehicles (or 11 percent) compared with last year. There were about 363,000 cars and 438,000 trucks (including crossovers) in inventory at the end of January. Inventories were reduced about 70,000 vehicles compared with December. Importantly, of the pickup trucks in stock, 96 percent of the GMC Sierras and 97 percent of the Chevrolet Silverados are all-new 2009 models.
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Certified Used Vehicles
January 2009 sales for all certified GM brands continue to be robust after a strong gain a month earlier. GM Certified Used Vehicles, Saturn Certified Pre-Owned Vehicles Cadillac Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, combined sold 39,293 vehicles.
GM Certified Used Vehicles, the industry’s top-selling certified brand, posted January sales of 33,695 vehicles, up 1 percent from January 2008. Saturn Certified Pre-Owned Vehicles sold 947 vehicles, up 73 percent. Cadillac Certified Pre-Owned Vehicles sold 3,864 vehicles, up 20 percent. Saab Certified Pre-Owned Vehicles sold 538 vehicles, up 25 percent, and HUMMER Certified Pre-Owned Vehicles sold 249 vehicles, up 93 percent.
“The certified used vehicle programs are starting the year strong despite the tight credit market and slowdowns in consumer spending and retail demand for both new and used vehicles,” said LaNeve. “We continue to offer consumers the largest selection of certified vehicles and a worry-free purchasing experience that comes with one of the best warranties in the business and a factory-certified, 117-point fully-inspected vehicle.”
GM North America Reports January 2009 Production; Q1 2009 Production Forecast at 380,000 Vehicles
In January, GM North America produced 65,000 vehicles (6,000 cars and 59,000 trucks). This is down 232,000 vehicles or 78 percent compared with January 2008 when the region produced 297,000 vehicles (106,000 cars and 191,000 trucks). (Production totals include joint venture production of 3,000 vehicles in January 2009 and 13,000 vehicles in January 2008.)
The region’s 2009 first-quarter production forecast is 380,000 vehicles (118,000 cars and 262,000 trucks), which is down about 57 percent compared with a year ago. GM North America built 885,000 vehicles (360,000 cars and 525,000 trucks) in the first-quarter of 2008.
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General Motors Corp. (NYSE: GM), one of the world’s largest automakers, was founded in 1908, and today manufactures cars and trucks in 34 countries. With its global headquarters in Detroit, GM employs 252,000 people in every major region of the world, and sells and services vehicles in some 140 countries. In 2008, GM sold 8.35 million cars and trucks globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, Hummer, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM’s largest national market is the United States, followed by China, Brazil, the United Kingdom, Canada, Russia and Germany. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.
Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com/us/gm/en by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to comply with the requirements of our credit agreement with the U.S. Department of Treasury; the availability of funding for future loans under that credit agreement; our ability to execute the restructuring plans that we have disclosed, our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; and changes in general economic conditions, market acceptance of our products; shortages of and price increases for fuel; significant changes in the competitive environment and the effect of competition on our markets, including on our pricing policies. GM’s most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.
# # #
Contact:
John McDonald
GM Corporate News
313-667-3714 (office)
313-418-2139 (mobile)
john.m.mcdonald@gm.com

General Motors dealers in the United States reported the following deliveries:

					(Calendar Year-to-Date)
	January				January - January
*S/D Curr: 26			% Chg	%Chg per			%Chg
*S/D Prev: 25	2009	2008	Volume	S/D	2009	2008	Volume

Vehicle Total	129,227	252,565	-48.8	-50.8	129,227	252,565	-48.8
Car Total	43,943	104,374	-57.9	-59.5	43,943	104,374	-57.9
Light Truck Total	84,255	146,552	-42.5	-44.7	84,255	146,552	-42.5
Light Vehicle Total	128,198	250,926	-48.9	-50.9	128,198	250,926	-48.9
Truck Total	85,284	148,191	-42.4	-44.7	85,284	148,191	-42.4
GM Vehicle Deliveries by Marketing Division

			%Chg	%Chg per			%Chg
	2009	2008	Volume	S/D	2009	2008	Volume

Buick Total	6,969	12,749	-45.3	-47.4	6,969	12,749	-45.3
Cadillac Total	8,499	14,792	-42.5	-44.8	8,499	14,792	-42.5
Chevrolet Total	77,186	149,548	-48.4	-50.4	77,186	149,548	-48.4
GMC Total	19,120	32,270	-40.7	-43.0	19,120	32,270	-40.7
HUMMER Total	1,222	3,050	-59.9	-61.5	1,222	3,050	-59.9
Pontiac Total	9,104	23,025	-60.5	-62.0	9,104	23,025	-60.5
Saab Total	955	1,772	-46.1	-48.2	955	1,772	-46.1
Saturn Total	6,172	15,359	-59.8	-61.4	6,172	15,359	-59.8

GM Vehicle Total	129,227	252,565	-48.8	-50.8	129,227	252,565	-48.8

GM Car Deliveries by Marketing Division

			%Chg	%Chg per			%Chg
	2009	2008	Volume	S/D	2009	2008	Volume

Buick Total	4,248	9,216	-53.9	-55.7	4,248	9,216	-53.9
Cadillac Total	5,251	10,093	-48.0	-50.0	5,251	10,093	-48.0
Chevrolet Total	24,000	57,002	-57.9	-59.5	24,000	57,002	-57.9
Pontiac Total	7,464	20,513	-63.6	-65.0	7,464	20,513	-63.6
Saab Total	624	1,366	-54.3	-56.1	624	1,366	-54.3
Saturn Total	2,356	6,184	-61.9	-63.4	2,356	6,184	-61.9

GM Car Total	43,943	104,374	-57.9	-59.5	43,943	104,374	-57.9

GM Light Truck Deliveries by Marketing Division

			%Chg	%Chg per			%Chg
	2009	2008	Volume	S/D	2009	2008	Volume

Buick Total	2,721	3,533	-23.0	-25.9	2,721	3,533	-23.0
Cadillac Total	3,248	4,699	-30.9	-33.5	3,248	4,699	-30.9
Chevrolet Total	52,644	91,704	-42.6	-44.8	52,644	91,704	-42.6
GMC Total	18,633	31,473	-40.8	-43.1	18,633	31,473	-40.8
HUMMER Total	1,222	3,050	-59.9	-61.5	1,222	3,050	-59.9
Pontiac Total	1,640	2,512	-34.7	-37.2	1,640	2,512	-34.7
Saab Total	331	406	-18.5	-21.6	331	406	-18.5
Saturn Total	3,816	9,175	-58.4	-60.0	3,816	9,175	-58.4

GM Light Truck Total	84,255	146,552	-42.5	-44.7	84,255	146,552	-42.5

*	Twenty-six selling days (S/D) for the January period this year and twenty-five for last year.
Effective Aug ‘07, GM includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.
Global Market and Industry Analysis — Sales Reporting and Data Management

2-1P
GM Car Deliveries — (United States)
January 2009

							(Calendar Year-to-Date)
	January						January - January
			% Chg		%Chg per				%Chg
	2009	2008	Volume		S/D		2009	2008	Volume

Selling Days (S/D)	26	25					26	25
LaCrosse	1,489	4,376	-66.0		-67.3		1,489	4,376	-66.0
Lucerne	2,759	4,840	-43.0		-45.2		2,759	4,840	-43.0
Buick Total	4,248	9,216	-53.9		-55.7		4,248	9,216	-53.9

CTS	3,418	5,534	-38.2		-40.6		3,418	5,534	-38.2
DTS	1,362	2,782	-51.0		-52.9		1,362	2,782	-51.0
STS	413	1,659	-75.1		-76.1		413	1,659	-75.1
XLR	58	118	-50.8		-52.7		58	118	-50.8
Cadillac Total	5,251	10,093	-48.0		-50.0		5,251	10,093	-48.0

Aveo	1,595	5,314	-70.0		-71.1		1,595	5,314	-70.0
Cobalt	5,191	17,310	-70.0		-71.2		5,191	17,310	-70.0
Corvette	842	2,015	-58.2		-59.8		842	2,015	-58.2
Impala	7,060	17,544	-59.8		-61.3		7,060	17,544	-59.8
Malibu	9,312	14,541	-36.0		-38.4		9,312	14,541	-36.0
Monte Carlo	0	276	**.	*	**.	*	0	276	**.	*
SSR	0	2	**.	*	**.	*	0	2	**.	*
Chevrolet Total	24,000	57,002	-57.9		-59.5		24,000	57,002	-57.9

G5	767	1,970	-61.1		-62.6		767	1,970	-61.1
G6	2,468	13,942	-82.3		-83.0		2,468	13,942	-82.3
G8	1,331	0	***.	*	***.	*	1,331	0	***.	*
Grand Prix	82	1,399	-94.1		-94.4		82	1,399	-94.1
GTO	0	6	**.	*	**.	*	0	6	**.	*
Solstice	304	858	-64.6		-65.9		304	858	-64.6
Vibe	2,512	2,338	7.4		3.3		2,512	2,338	7.4
Pontiac Total	7,464	20,513	-63.6		-65.0		7,464	20,513	-63.6

9-3	523	1,167	-55.2		-56.9		523	1,167	-55.2
9-5	101	199	-49.2		-51.2		101	199	-49.2
Saab Total	624	1,366	-54.3		-56.1		624	1,366	-54.3

Astra	824	215	283.3		268.5		824	215	283.3
Aura	1,338	5,308	-74.8		-75.8		1,338	5,308	-74.8
ION	0	175	**.	*	**.	*	0	175	**.	*
Sky	194	486	-60.1		-61.6		194	486	-60.1
Saturn Total	2,356	6,184	-61.9		-63.4		2,356	6,184	-61.9

GM Car Total	43,943	104,374	-57.9		-59.5		43,943	104,374	-57.9

Global Market and Industry Analysis — Sales Reporting and Data Management

3-1P
GM Truck Deliveries — (United States)
January 2009

							(Calendar Year-to-Date)
	January						January - January

			% Chg		%Chg per				%Chg
	2009	2008	Volume		S/D		2009	2008	Volume

Selling Days (S/D)	26	25					26	25

Enclave	2,712	3,390	-20.0		-23.1		2,712	3,390	-20.0
Rainier	3	39	-92.3		-92.6		3	39	-92.3
Rendezvous	0	5	**.	*	**.	*	0	5	**.	*
Terraza	6	99	-93.9		-94.2		6	99	-93.9
Buick Total	2,721	3,533	-23.0		-25.9		2,721	3,533	-23.0

Escalade	1,353	1,907	-29.1		-31.8		1,353	1,907	-29.1
Escalade ESV	672	890	-24.5		-27.4		672	890	-24.5
Escalade EXT	335	383	-12.5		-15.9		335	383	-12.5
SRX	888	1,519	-41.5		-43.8		888	1,519	-41.5
Cadillac Total	3,248	4,699	-30.9		-33.5		3,248	4,699	-30.9

Chevy C/T Series	5	7	-28.6		-31.3		5	7	-28.6
Chevy W Series	95	155	-38.7		-41.1		95	155	-38.7
Colorado	3,411	5,797	-41.2		-43.4		3,411	5,797	-41.2
Equinox	5,403	7,865	-31.3		-33.9		5,403	7,865	-31.3
Express Cutaway/G Cut	752	1,218	-38.3		-40.6		752	1,218	-38.3
Express Panel/G Van	1,549	4,179	-62.9		-64.4		1,549	4,179	-62.9
Express/G Sportvan	417	1,154	-63.9		-65.3		417	1,154	-63.9
HHR	1,700	8,010	-78.8		-79.6		1,700	8,010	-78.8
Kodiak 4/5 Series	346	567	-39.0		-41.3		346	567	-39.0
Kodiak 6/7/8 Series	96	113	-15.0		-18.3		96	113	-15.0
Suburban (Chevy)	2,138	4,240	-49.6		-51.5		2,138	4,240	-49.6
Tahoe	3,849	7,350	-47.6		-49.6		3,849	7,350	-47.6
TrailBlazer	2,461	8,379	-70.6		-71.8		2,461	8,379	-70.6
Traverse	5,215	0	***.	*	***.	*	5,215	0	***.	*
Uplander	281	4,309	-93.5		-93.7		281	4,309	-93.5

Avalanche	1,481	3,081	-51.9		-53.8		1,481	3,081	-51.9
Silverado-C/K Pickup	23,987	36,122	-33.6		-36.1		23,987	36,122	-33.6
Chevrolet Fullsize Pickups	25,468	39,203	-35.0		-37.5		25,468	39,203	-35.0

Chevrolet Total	53,186	92,546	-42.5		-44.7		53,186	92,546	-42.5

Acadia	3,233	7,318	-55.8		-57.5		3,233	7,318	-55.8
Canyon	1,178	1,515	-22.2		-25.2		1,178	1,515	-22.2
Envoy	942	3,075	-69.4		-70.5		942	3,075	-69.4
GMC C/T Series	25	28	-10.7		-14.1		25	28	-10.7
GMC W Series	156	316	-50.6		-52.5		156	316	-50.6
Savana Panel/G Classic	389	745	-47.8		-49.8		389	745	-47.8
Savana Special/G Cut	770	461	67.0		60.6		770	461	67.0
Savana/Rally	61	114	-46.5		-48.5		61	114	-46.5
Sierra	8,020	13,200	-39.2		-41.6		8,020	13,200	-39.2
Topkick 4/5 Series	218	263	-17.1		-20.3		218	263	-17.1
Topkick 6/7/8 Series	88	190	-53.7		-55.5		88	190	-53.7
Yukon	2,263	3,009	-24.8		-27.7		2,263	3,009	-24.8
Yukon XL	1,777	2,036	-12.7		-16.1		1,777	2,036	-12.7
GMC Total	19,120	32,270	-40.7		-43.0		19,120	32,270	-40.7

Global Market and Industry Analysis — Sales Reporting and Data Management	Page 3 of 4

3-1P
GM Truck Deliveries — (United States)
January 2009

							(Calendar Year-to-Date)
	January						January - January

			% Chg		%Chg per				%Chg
	2009	2008	Volume		S/D		2009	2008	Volume

Selling Days (S/D)	26	25					26	25

HUMMER H1	0	2	**.	*	**.	*	0	2	**.	*
HUMMER H2	210	748	-71.9		-73.0		210	748	-71.9
HUMMER H3	793	2,300	-65.5		-66.8		793	2,300	-65.5
HUMMER H3T	219	0	***.	*	***.	*	219	0	***.	*
HUMMER Total	1,222	3,050	-59.9		-61.5		1,222	3,050	-59.9

Montana SV6	0	8	**.	*	**.	*	0	8	**.	*
Torrent	1,640	2,504	-34.5		-37.0		1,640	2,504	-34.5
Pontiac Total	1,640	2,512	-34.7		-37.2		1,640	2,512	-34.7

9-7X	331	406	-18.5		-21.6		331	406	-18.5
Saab Total	331	406	-18.5		-21.6		331	406	-18.5

Outlook	944	1,941	-51.4		-53.2		944	1,941	-51.4
Relay	1	42	-97.6		-97.7		1	42	-97.6
VUE	2,871	7,192	-60.1		-61.6		2,871	7,192	-60.1
Saturn Total	3,816	9,175	-58.4		-60.0		3,816	9,175	-58.4

GM Truck Total	85,284	148,191	-42.4		-44.7		85,284	148,191	-42.4

Global Market and Industry Analysis — Sales Reporting and Data Management	Page 4 of 4

GM Production Schedule — 02/03/09

								Memo: Joint Venture
	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car [1]	Truck [1]	Total	GME [2]	GMLAAM [3]	GMAP [4]	Worldwide	Car	Truck
2009 Q1 # *	118	262	380	260	169	452	1,261	12	9	316
O/(U) prior forecast	(25)	(15)	(40)	(17)	8	7	(42)	(6)	0	31

	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car	Truck	Total	GME	GMLAAM	GMAP	Worldwide	Car	Truck
2002
1st Qtr.	600	753	1,353	456	131	65	2,005	11	11	NA
2nd Qtr.	688	865	1,553	453	141	74	2,221	15	17	NA
3rd Qtr.	568	740	1,308	408	132	87	1,935	19	20	NA
4th Qtr.	602	824	1,426	453	157	81	2,117	14	25	NA

CY	2,458	3,182	5,640	1,770	561	307	8,278	59	73	NA

2003
1st Qtr.	591	860	1,451	491	127	77	2,146	19	24	NA
2nd Qtr.	543	837	1,380	488	128	90	2,086	19	24	NA
3rd Qtr.	492	753	1,245	393	135	120	1,893	20	17	NA
4th Qtr.	558	827	1,385	446	157	133	2,121	16	20	NA

CY	2,184	3,277	5,461	1,818	547	420	8,246	74	85	NA

2004
1st Qtr.	525	820	1,345	473	159	296	2,273	19	19	247
2nd Qtr.	543	846	1,389	503	172	337	2,401	18	48	284
3rd Qtr.	463	746	1,209	411	185	314	2,119	16	43	261
4th Qtr.	466	811	1,277	442	200	386	2,305	17	47	324

CY	1,997	3,223	5,220	1,829	716	1,333	9,098	70	158	1,116

2005
1st Qtr.	470	712	1,182	502	185	335	2,204	16	51	286
2nd Qtr.	458	789	1,247	501	195	398	2,341	17	49	337
3rd Qtr.	423	723	1,146	412	207	409	2,174	15	50	199
4th Qtr.	483	798	1,281	443	188	420	2,332	14	68	197

CY	1,834	3,022	4,856	1,858	775	1,562	9,051	62	218	1,019

2006
1st Qtr.	496	759	1,255	494	194	472	2,415	18	50	246
2nd Qtr.	462	775	1,237	495	206	482	2,420	17	58	258
3rd Qtr.	417	633	1,050	374	215	433	2,072	12	48	202
4th Qtr.	446	661	1,107	443	215	509	2,274	11	43	260

CY	1,821	2,828	4,649	1,806	830	1,896	9,181	58	199	966

2007
1st Qtr.	399	664	1,063	511	222	544	2,340	15	35	287
2nd Qtr.	402	740	1,142	464	233	571	2,410	12	42	264
3rd Qtr.	367	653	1,020	396	251	489	2,156	11	39	252
4th Qtr.	358	684	1,042	457	253	627	2,380	11	45	323

CY	1,526	2,741	4,267	1,828	960	2,231	9,286	49	161	1,126

2008
1st Qtr.	360	525	885	493	243	612	2,233	12	42	336
2nd Qtr.	382	452	834	495	276	619	2,224	20	36	320
3rd Qtr.	436	479	915	348	276	500	2,039	21	29	265
4th Qtr.	365	450	815	214	166	453	1,648	17	12	261

CY	1,543	1,906	3,449	1,550	961	2,184	8,144	70	119	1,182

2009
1st Qtr. #	118	262	380	260	169	452	1,261	12	9	316

*	Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more

#	Denotes estimate All Numbers may vary due to rounding

[1]	GMNA includes joint venture production — NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck

[2]	GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004

[3]	GMLAAM includes GM Egypt joint venture from 2001 through current calendar year

[4]	GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.

[5]	International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.